UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 20, 2022
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    On April 20, 2022, the following matters were voted upon and approved by the shareholders of Huntington at its 2022 Annual Meeting of Shareholders:
Proposal 1 – Election of fifteen directors to serve a one-year term. Each nominee for director received the favorable vote of at least 91.5% of votes cast.

Nominee	For	Against	Abstentions	Broker Non-Votes
Lizabeth Ardisana	1,086,361,515	7,480,777	1,631,105	149,868,489
Alanna Y. Cotton	1,087,214,052	6,595,606	1,663,739	149,868,489
Ann B. (Tanny) Crane	1,064,603,583	29,161,928	1,707,887	149,868,489
Robert S. Cubbin	1,074,897,747	18,699,359	1,876,291	149,868,489
Gina D. France	1,075,575,851	18,209,623	1,686,275	149,868,489
J. Michael Hochschwender	1,079,958,120	13,646,532	1,868,745	149,868,489
Richard H. King	1,087,767,382	5,941,277	1,764,738	149,868,489
Katherine M. A. (Allie) Kline	1,081,519,304	12,324,236	1,629,857	149,868,489
Richard W. Neu	1,027,548,594	66,224,493	1,700,310	149,868,489
Kenneth J. Phelan	1,079,985,910	13,714,106	1,772,565	149,868,489
David L. Porteous	1,002,622,698	87,339,999	5,510,635	149,868,489
Roger J. Sit	1,087,000,936	6,726,552	1,745,910	149,868,489
Stephen D. Steinour	1,016,262,149	77,443,498	1,767,750	149,868,489
Jeffrey L. Tate	1,087,793,648	5,842,201	1,837,548	149,868,489
Gary Torgow	1,082,102,582	11,683,203	1,687,612	149,868,489

Proposal 2 – Approval, on an advisory, non-binding basis, of the compensation of executives as disclosed in Huntington’s Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
1,002,545,831	88,594,777	4,332,789	149,868,489
91.5%	8.1%

Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2022.

For	Against	Abstentions	Broker Non-Votes
1,234,818,994	7,274,275	3,248,616	—
99.2%	0.6%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 25, 2022	By:	/s/ Jana J. Litsey

Jana J. Litsey
Title: General Counsel